Exhibit 4.3

RBC GRAPHIC		COMMON STOCK

RBC BEARINGS INCORPORATED INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

	THIS CERTIFICATE TRANSFERABLE IN NEWYORK, NEWYORK AND CHICAGO, ILLINOIS	CUSIP 755248 10 4

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF
RBC BEARINGS INCORPORATED
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

	CHIEF FINANCIAL OFFICER	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
LASALLE BANK NATIONAL ASSOCIATION
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714
711 ARMSTRONG LANE	PROOF OF JULY 22, 2005
COLUMBIA, TENNESSEE 38401	RBC BEARINGS INCORPORATED
(931) 388-3003	TSB 20590 FACE

SALES: RICHARD JOHNS: 212-269-0339 X 13	OPERATOR:	TERESA/Ron

ETHER 7 / LIVE JOBS / R / RBC / 20590 FACE	REV. 2

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:     OK AS IS     OK WITH CHANGES       MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNF GIFT MIN ACT —	Custodian
TEN ENT —	as tenants by the entireties		(Parent) (Minor)
JT TEN —	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list

For value received,                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                      Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCK-BROKERS SAVING(S) AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714
711 ARMSTRONG LANE	PROOF OF JULY 18, 2005
COLUMBIA, TENNESSEE 38401	RBC BEARINGS INCORPORATED
(931) 388-3003	TSB 20590 BACK

SALES: RICHARD JOHNS: 212-269-0339 X 13	OPERATOR:	TERESA

ETHER 7 / LIVE JOBS / R / RBC / 20590 BACK	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:     OK AS IS     OK WITH CHANGES       MAKE CHANGES AND SEND ANOTHER PROOF